UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2009

EASTERN VIRGINIA BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

VIRGINIA	0-23565	54-1866052
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

330 Hospital Road, Tappahannock, Virginia		22560
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(804) 443-8423

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c ) under the Exchange Act

17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On April 21, 2009, Eastern Virginia Bankshares, Inc. (the “Company”), issued a press release announcing a dividend of $0.05 per share payable May 15, 2009 to holders of record as of May 1, 2009. This is a decrease from the prior quarter’s dividend of $0.16 per share and reflects the Board’s desire to maintain the Company’s strong capital position.

A copy of the press release is being furnished as an exhibit to this report and is incorporated by reference into this Item 8.01.

Important Merger Information

The Company will file with the Securities and Exchange Commission a registration statement on Form S-4 to register the shares of its common stock to be issued in connection with the proposed merger with First Capital Bancorp, Inc., which was announced on April 3, 2009. The registration statement will include a joint proxy statement/prospectus that will be sent to the Company’s shareholders seeking their approval of the proposed merger. The joint proxy statement/prospectus will contain important information about the Company and the merger and about the persons soliciting proxies from shareholders in the merger, including the officers and directors of the Company and their interests in the merger. Additional information about the Company’s directors and executive officers is included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and definitive proxy statement for its 2009 annual meeting of shareholders, which were filed with the Securities and Exchange Commission and are available on the Company’s website at www.evb.org and at the Company’s address provided below.

The Company urges its shareholders and other investors to read the registration statement on Form S-4 and the joint proxy statement/prospectus included in the registration statement on Form S-4, and any other relevant documents to be filed with the SEC in connection with the proposed transaction, because they will contain important information about the Company and the proposed transaction.

Shareholders and investors may obtain free copies of the joint proxy statement/prospectus and other documents related to the merger, once they are filed with the SEC, through the SEC’s website at www.sec.gov. Free copies of the proxy statement/prospectus and other relevant documents also may be obtained by directing a request by telephone or mail to the following:

Eastern Virginia Bankshares, Inc.

330 Hospital Road

Tappahannock, VA 22560

Attention: Cheryl Wood

Telephone Number: (804) 443-8422

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued by the Registrant dated April 21, 2009.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2009	EASTERN VIRGINIA BANKSHARES, INC.

	By:	/s/ Ronald L. Blevins
Ronald L. Blevins
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by the Registrant dated April 21, 2009.